UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 22, 2013

Wells Real Estate Fund VIII, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-27888	58-2126618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the US Cellular Building

On March 22, 2013, Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”), a joint venture partnership between Wells Real Estate Fund VIII, L.P. (the “Registrant”) and Wells Real Estate Fund IX, L.P., sold a four-story, multi-tenant office building containing approximately 102,000 rentable square feet and located in Madison, Wisconsin (the “US Cellular Building”) to West Terrace Drive Madison, LLC, an unaffiliated third party, for a gross sales price of $8,175,000, exclusive of adjustments and closing costs. The Registrant holds an equity interest of approximately 54.8% in Fund VIII-IX Associates, which owned 100% of the US Cellular Building.

As a result of the sale, Fund VIII-IX Associates received net sale proceeds of approximately $7,882,000, of which approximately $4,319,000 is allocable to the Registrant, and recognized a gain on sale of approximately $2,016,000, of which approximately $1,104,000 is allocable to the Registrant. The gain on sale may be adjusted should additional information become available in subsequent periods. The general partners are reviewing the Registrant's current needs, including anticipated re-leasing costs at it's remaining property, to evaluate the possibility and related timing of a potential distribution of net sale proceeds.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of December 31, 2012	F-2
Pro Forma Statement of Operations for the year ended December 31, 2012	F-3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VIII, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Brian M. Davis Brian M. Davis Senior Vice President

Date: March 27, 2013

WELLS REAL ESTATE FUND VIII, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2012.

The following unaudited pro forma balance sheet as of December 31, 2012 has been prepared to give effect to the March 22, 2013 sale of the US Cellular Building by Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”), a joint venture partnership between the Registrant and Wells Real Estate Fund IX, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on December 31, 2012. The Registrant holds an equity interest of approximately 54.8% in Fund VIII-IX Associates, which owned 100% of the US Cellular Building.

The following unaudited pro forma statement of operations for the year ended December 31, 2012 has been prepared to give effect to the sale of the US Cellular Building as if the disposition had occurred on January 1, 2012.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved if the disposition of the US Cellular Building had been consummated as of January 1, 2012. Specifically, the accompanying pro forma statement of operations do not include the Registrant's portion of the nonrecurring gain or loss on sale that would have been recognized if the aforementioned property sale had occurred on January 1, 2012.

F-1

WELLS REAL ESTATE FUND VIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
DECEMBER 31, 2012
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Investment in joint ventures	$4,982,117	$(2,842,405)	(b)	$2,139,712
Cash and cash equivalents	1,721,154	4,318,951	(c)	6,040,105
Due from joint ventures	32,804	—		32,804
Other assets	5,060	—		5,060
Total assets	$6,741,135	$1,476,546		$8,217,681

Liabilities:
Accounts payable and accrued expenses	$8,103	$—		$8,103
Due to affiliates	8,287	—		8,287
Total liabilities	16,390	—		16,390

Partners' Capital:
Limited partners:
Class A - 2,949,979 units outstanding	6,723,725	281,672	(d)	7,005,397
Class B - 253,287 units outstanding	—	1,194,874	(d)	1,194,874
General partners	1,020	—		1,020
Total partners' capital	6,724,745	1,476,546		8,201,291
Total liabilities and partners' capital	$6,741,135	$1,476,546		$8,217,681

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2012.

(b)	Reflects the GAAP-basis of the Registrant's investment in the US Cellular Building as of December 31, 2012.

(c)	Reflects the Registrant's proportionate share of the assumed distribution of net proceeds from Fund VIII-IX Associates as a result of the sale of the US Cellular Building.

(d)
Reflects the Registrant's proportionate share of the pro forma gain allocated from the sale of the US Cellular Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

F-2

WELLS REAL ESTATE FUND VIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Historical(a)	US Cellular Building		Pro Forma Total
Equity in Income of Joint Venture	$187,079	$(159,666)	(b)	$27,413

Interest and Other Income	1,050	—		1,050

General and Administrative Expenses	190,277	—		190,277
Net Loss	$(2,148)	$(159,666)		$(161,814)

Net Loss Allocated To:
Class A Limited Partners	$(2,127)	$(159,666)		$(161,793)
Class B Limited Partners	$—	$—		$—
General Partners	$(21)	$—		$(21)

Net Loss Per Weighted-Average Limited Partner Unit:
Class A	$0.00	$(0.05)		$(0.05)
Class B	$—	$—		$—

Weighted-Average Limited Partner Units Outstanding:
Class A	2,949,979			2,949,979
Class B	253,287			253,287

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2012.

(b)
Reflects an adjustment to equity in loss of Fund VIII-IX Associates earned by the Registrant related to the US Cellular Building for the year ended December 31, 2012. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the US Cellular Building if the transaction had occurred on January 1, 2012.

F-3